UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2014

Oro East Mining, Inc.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53136
(Commission File Number)

26-2012582
 (IRS Employer Identification No.)

7817 Oakport Street, Suite 205
Oakland, California 94621
 (Address of principal executive offices)(Zip Code)

(510) 638-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2014, Oro East Mining, Inc. (“Company”) entered into a promissory note (“Note”) with a Chinese foreign investor lender for the sum of $100,000.00 (One Hundred Thousand U.S. Dollars) at an interest rate of 12.00% (Twelve Percent) per annum to be repaid on or before June 21, 2015. There are no prepayment penalties. In the event of default, there is an acceleration clause and the interest will increase to 18.00% per annum from the date of default until the date the Note is paid in full.

Item 9.01 Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oro East Mining, Inc.
(Registrant)

Date: December 23, 2014	By:	/s/ Tian Qing Chen
Name: Tian Qing Chen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Promissory Note